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                                  EXHIBIT 10.6

         CONSULTING AGREEMENT DATED AUGUST 29, 2003 BY AND BETWEEN COACH
                    INDUSTRIES GROUP, INC.AND SANDY LIPKIN.

THIS AGREEMENT, effective the 29th day of August, 2003 (the "Agreement"), is by and between Sandy Lipkin (the "Consultant"), and Coach Industries Group, Inc. (the "Company").

                                   WITNESSETH:

         WHEREAS, the Consultant has been requested by the Company to provide consulting services for the Company;

         WHEREAS,   Consultant   and  the   Company   desire  to  expand   their
relationship, and the Company desires to enter into a formal consulting agreement with the Consultant pursuant to which it will engage the Consultant for general consulting services, including advice regarding mergers, acquisitions and related matters.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto hereby agree as follows:

         1. TERM. Consultant hereby agrees to act as Consultant on behalf of the Company for a six (6) month term commencing as of the date hereof (the "Term"). The Company recognizes that the Consultant has rendered the Services (as defined in Section 2 herein) over the past year and the compensation herein satisfies any outstanding obligation for such Services.

         2. SERVICES. The consulting services to be provided by Consultant during the Term shall be to advise and consult the Company regarding general business matters including, but not limited to the evaluation and analysis of management needs, prospective mergers, asset, business or other acquisition, and other business combinations hereinafter ("Business Combinations") that the Company may ask the Consultant to undertake. Consultant agrees to devote such time toward the performance of its duties hereunder as it deems reasonably

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                  necessary.  It is not intended that such services require full time and effort by Consultant or any of its employees. The Company acknowledges that Consultant and/or its affiliates will provide consulting advice (of all types contemplated by this Agreement and otherwise) to others, as well as Coach Industries Group, Inc. Nothing herein contained shall be construed to limit and restrict Consultant in conducting such business with respect to others, or in rendering such advice to others except in the security information and software markets.

         3. COMPENSATION FOR SERVICES. For and in consideration for the services rendered and to be rendered by Consultant as provided herein and in addition to any other compensation previously or subsequently agreed to be paid to Consultant, Company shall pay to Consultant the following: Twenty five thousand (25,000) shares of common stock of Coach Industries Group, Inc. THE CONSULTANT AGREES THAT THE CONSULTANT SHALL NOT SELL OR TRANSFER THE SHARES OF COMMON STOCK OF COACH INDUSTRIES GROUP, INC. RECEIVED HEREUNDER FOR A PERIOD OF THREE MONTHS FROM THE DATE OF THIS AGREEMENT. A "STOP TRANSFER" LEGEND SHALL BE PLACED ON THE CERTIFICATE TO THAT EFFECT. THE COMPANY, AT ITS DISCRETION, MAY WAIVE THIS REQUIREMENT AND REMOVE THE "STOP TRANSFER" LEGEND. The foregoing shall be referred to as "Compensation". The above compensation shall be registered using a Form S-8 or any other means required registering the above compensation. The Company must file with all the appropriate regulatory authorities including but not limited to the SEC within 30 days of the execution of this agreement.

         4. ENTIRE AGREEMENT; WAIVERS; EXHIBITS. This Agreement supersedes any and all agreements, arrangements and understandings between the parties hereto, entered into or reached prior to the date hereof. No amendment, waiver or discharge of any provisions hereof shall be effective unless in writing signed by the parties hereto. All Exhibits attached hereto or incorporated herein by reference, together with this
                  Agreement, shall be and are one complete agreement and constitute the entire agreement between the parties. This Agreement shall inure to the successors and assigns of the parties hereto.

         5. NOTICES. All notices and other communication hereunder shall be in writing and shall be deemed to have been given when delivered personally, by overnight mail or couriers or three days after being sent by registered or certified mail, postage

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                  prepaid, return receipt requested, to the address set forth on the first page of this Agreement or such other address as any party may notify the other pursuant hereto.

         6. HEADINGS. The headings in the Agreement are for purposes of reference only and shall not be considered in construing this Agreement.

         7. CONSENT TO SERVICE OF PROCESS; JURISDICTION; VENUE. Each of the parties hereto hereby consents to the personal jurisdiction of the United States District Court for Florida in any action, suit or proceeding arising under this Agreement and agrees to bring any such action, suit or proceeding only in such courts.

         8. ASSIGNMENTS. This Agreement may not be assigned by any party without the express written consent of the other party.

         9. GOVERNING LAW. This Agreement shall be governed and interpreted in accordance with the laws of the State of Florida, without regard to the conflict of laws principles thereof or the actual domiciles of the parties hereto.

         10. CONFIDENTIAL INFORMATION. During the Term of this Agreement and at all times thereafter, Consultant agrees that it will keep confidential and will not use or divulge to any person, firm or corporation, without Company's specific, prior consent in writing (i) any confidential information concerning the business affairs of Company, or any of its affiliates; (ii) any trade secrets of Company, or any of its affiliates; or
                  (iii) any other specialized information or data relating to Company, the Company's Proprietary Rights, or any participants therein, heretofore of hereafter learned, acquired or coming to Consultant's knowledge during the Term. Notwithstanding the above, the Consultant shall have no liability to Company with regard to information which (i) was generally known and available in the public domain at the time it was disclosed or becomes generally known and available in the public domain through no fault of Consultant; (ii) was known to Consultant at the time of disclosure as shown by the files of Consultant in existence at the time of disclosure; (iii) is disclosed with the prior written approval of Company; (iv) was independently developed by Consultant without any use of confidential information and by employees or other agents of Consultant who have not been exposed to such confidential information; (v) becomes known to Consultant from a source

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                  other than the Company  without  breach of this  Agreement  by
                  Consultant and otherwise not in violation of Company's rights; and (vi) is disclosed pursuant to the order of a court, administrative agency or other governmental body; provided, that Consultant shall provide prompt, advanced notice thereof to enable Company to seek a protective order or otherwise
                  prevent  such  disclosure,   and  provided  that  Consultant's
                  disclosure is limited to the expressly required by such court, administrative agency or other governmental body.

         11. INDEPENDENT CONTRACTOR RELATIONSHIP. The services rendered by Consultant to the Company pursuant to this Agreement shall be as an independent contractor, and this Agreement does not make Consultant the employee, agent or legal representative of the Company for any purpose whatsoever, including, without limitation, participation in any benefits or privileges given or attended by the Company to its employees. No right or authority is granted to Consultant to assume or to create any obligation or responsibility, express or implied, on behalf or in the name of the Company. The Company shall not withhold for Consultant any federal or state taxes from the amounts to be paid to Consultant hereunder, and Consultant agrees that it will pay all taxes due on such amounts.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered in its name and on its behalf, all effective as of the date first written above.


                                           COACH INDUSTRIES GROUP, INC.


------------------------------------       -----------------------------------
Sandy Lipkin


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